LEGG MASON TAX-FREE INCOME FUND:
           Legg Mason Maryland Tax-Free Income Trust
         Legg Mason Pennsylvania Tax-Free Income Trust
       Legg Mason Tax-Free Intermediate-Term Income Trust
                         Primary Shares

       Supplement to the Prospectus dated August 1, 1996

     The front-end sales charge waiver for the Legg Mason Tax-Free Intermediate-Term Income Trust has been extended to July 31, 1997.

     Pursuant to a voluntary expense limitation, Legg Mason Fund Adviser, Inc. and Legg Mason Wood Walker, Incorporated have agreed to waive the management and 12b-1 fees and assume certain other expenses such that total operating expenses relating to Primary Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of 0.70% of average daily net assets of each Fund until July 31, 1997 or until Legg Mason Maryland Tax-Free Income Trust's net assets reach $200 million, whichever occurs first; Legg Mason Pennsylvania Tax-Free Income Trust's net assets reach $125 million, whichever occurs first; and Legg Mason Tax-Free Intermediate-Term Income Trust's net assets reach $100 million, whichever occurs first.

     The table and the example on page 4 of the Prospectus are replaced by the following:

Annual Fund Operating Expenses -- Primary Shares(C)
(as a percentage of average net assets)


                            Maryland     Pennsylvania      Tax-Free
                            Tax-Free      Tax-Free       Intermediate
Management fees (after
fee waivers)                0.25%        0.19%            0.12%

12b-1 fees (after fee
waivers)                    0.25%        0.25%            0.25%

Other Expenses(D)           0.16%        0.22%            0.29%

Total operating expenses
(after fee waivers)(D)      0.66%        0.66%            0.66%


(C) In the absence of such waivers, the expense ratios relating to Primary Shares of the Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate would be 0.95%, 1.02% and 1.10%, respectively.
(D) Each Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to reduce custodian expenses. Other expenses and Total operating expenses net of this reduction were as follows: for Maryland Tax-Free, 0.15% and 0.65%, respectively, of the Fund's average net assets; for Pennsylvania Tax-Free, 0.21% and 0.65%, respectively, of the Fund's average net assets; and for Tax-Free Intermediate, 0.28% and 0.65%, respectively, of the Fund's average net assets.

Example

                                1 Year     3 Years    5 Years     10 Years
Maryland Tax-Free               $34        $48        $63         $107
Pennsylvania Tax-Free           $34        $48        $63         $107
Tax-Free Intermediate:
Assuming the maximum 2% sales
charge                          $27        $41        $56         $101
Assuming no initial sales
charge                          $7         $21        $37         $82

     Please refer to page 4 of the Prospectus for information with respect to the above table and example.



                                                        December 31, 1996

                LEGG MASON TAX-FREE INCOME FUND:
            Navigator Maryland Tax-Free Income Trust
          Navigator Pennsylvania Tax-Free Income Trust
       Navigator Tax-Free Intermediate-Term Income Trust

       Supplement to the Prospectus dated August 1, 1996

     Pursuant to a voluntary expense limitation, Legg Mason Fund Adviser, Inc. has agreed to waive management fees and assume certain other expenses such that total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of: 0.45% of average daily net assets of each Fund until July 31, 1997 or until Legg Mason Maryland Tax-Free Income Trust's net assets reach $200 million, whichever occurs first; Legg Mason Pennsylvania Tax-Free Income Trust's net assets reach $125 million, whichever occurs first; and Legg Mason Tax-Free Intermediate-Term Income Trust's net assets reach $100 million, whichever occurs first.

     The table and the example on page 3 of the Prospectus are replaced by the following:

Annual Fund Operating Expenses -- Navigator Shares(A)
(as a percentage of average net assets)


                                 Maryland     Pennslyvania     Tax-Free
                                 Tax-Free       Tax-Free     Intermediate
Management fees (after
fee waivers)                     0.25%        0.19%           0.12%

12b-1 fees                       None         None            None

Other Expenses(B)                0.16%        0.22%           0.29%

Total operating expenses
(after fee waivers)(B)           0.41%        0.41%           0.41%

(A) In the absence of such waivers, the expense ratios for Navigator Maryland Tax-Free, Pennsylvania Tax-Free and Tax-Free Intermediate would be 0.70%, 0.77% and 0.85%, respectively.
(B) Each Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to reduce custodian expenses. Other expenses and Total operating expenses net of this reduction were as follows: for Maryland Tax-Free, 0.15% and 0.40%, respectively, of the Fund's average net assets; for Pennsylvania Tax-Free, 0.21% and 0.40%, respectively, of the Fund's average net assets; and for Tax-Free Intermediate, 0.28% and 0.40%, respectively, of the Fund's average net assets.

Example


                                  1 Year    3 Years    5 Years    10 Years
Maryland Tax-Free                 $4        $13        $23        $52
Pennsylvania Tax-Free             $4        $13        $23        $52
Tax-Free Intermediate             $4        $13        $23        $52

     Please refer to page 3 of the Prospectus for information with respect to the above table and example.




                                                December 31, 1996

                   LEGG MASON TAX-FREE INCOME FUND:
              Legg Mason Maryland Tax-Free Income Trust
            Legg Mason Pennsylvania Tax-Free Income Trust
          Legg Mason Tax-Free Intermediate-Term Income Trust
                            Primary Shares
                           Navigator Shares

  Supplement to the Statement of Additional Information dated August 1, 1996


     The front-end sales charge waiver for the Primary Class of the Legg Mason Tax-Free Intermediate-Term Income Trust has been extended to July 31, 1997.

     Legg Mason Fund Adviser, Inc. and Legg Mason Wood Walker, Incorporated have agreed to waive management and 12b-1 fees and assume certain other expenses such that total operating expenses relating to Primary Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of: 0.70% of average daily net assets of each Fund until July 31, 1997 or until Legg Mason Maryland Tax-Free Income Trust's net assets reach $200 million, whichever occurs first; Legg Mason Pennsylvania Tax-Free Income Trust's net assets reach $125 million, whichever occurs first; and Legg Mason Tax-Free Intermediate-Term Income Trust's net assets reach $100 million, whichever occurs first.

     Legg Mason Fund Adviser, Inc. has agreed to waive management fees and assume certain other expenses such that total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed annual rates of: 0.45% of average daily net assets of each Fund until July 31, 1997 or until Legg Mason Maryland Tax-Free Income Trust's net assets reach $200 million, whichever occurs first; Legg Mason Pennsylvania Tax-Free Income Trust's net assets reach $125 million, whichever occurs first; and Legg Mason Tax-Free Intermediate-Term Income Trust's net assets reach $100 million, whichever occurs first.







                                                         December 31, 1996